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                                    EXHIBIT 99.3


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Meridian Industrial Trust, Inc.'s previously filed Registration Statements File Nos. 333-24579 and 333-57101.

ARTHUR ANDERSEN LLP




San Francisco, California
June 23, 1998